UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): 7/18/2005

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	001-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, KS 66210

(Address of Principal Executive Offices, Including Zip Code)

(913) 661-0123

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

The Company’s three segments for financial reporting purposes are the Franchise Services Business, the Insurance Brokerage Business and the Lending Services Business (formerly the Facilitator Services Business). In a change from previous annual and quarterly periods, beginning with the fiscal year ended December 31, 2004, the Company included all initial franchise fees for basic services, initial franchise fees for buyers assistance plans and seller related fees in its Franchise Services Business segment instead of the Lending Services Business segment, because the services associated with those fees are an integral part of franchise services. In footnote 10 to the Company’s consolidated financial statements in the Company’s Form 10-Q filed with the Securities and Exchange Commission for the fiscal quarter ended March 31, 2005, reported segment and related information as and for the quarterly periods ended March 31, 2005 and 2004 included all initial franchise fees for basic services, initial franchise fees for buyers assistance plans and seller related fees in the Franchise Services Business segment. In the reports on Forms 10-Q filed with the Securities and Exchange Commission for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, such fees had been included in the Lending (Facilitator) Services Business segment.

The Company has not previously provided to the public segment and related information as and for the quarterly periods ended
June 30, 2004 and September 30, 2004, showing initial franchise fees for basic services, initial franchise fees for buyers assistance plans and seller related fees in the Franchise Services Business segment. On the date of this Form 8-K, the Company is providing to analysts and investors the tables set forth below with such segment and related information for such quarterly periods with such fees reported in the Franchise Services Business segment in order to assist them in comparing the Company’s results of operation for the periods indicated therein.

The Franchise Services Business segment includes the sale of insurance, financial, funeral and credit services on a retail basis through franchisees. The Insurance Brokerage Business segment includes the sale of hard-to-place and niche insurance policies on a wholesale basis and the operation of offshore insurance companies. The Lending Services Business segment includes the solicitation, underwriting, origination, sale and servicing of loans. The Company assesses administrative fees to each business segment for legal, corporate and administrative services. Administrative fees for Franchise Services, Insurance Brokerage and Lending Services for the six-month period ended June 30, 2004 totaled $2,550,000, $30,000 and $450,000, respectively, and for the nine-month period ended September 30, 2004, totaled $3,825,000, $45,000 and $675,000, respectively. Administrative fees are reported as an expense for the individual business segment and reported as “other operating expenses” in the reconciliation of the segment totals to the related consolidated totals. Unallocated corporate-level expenses are reported in the reconciliation of the segment totals to the related consolidated totals as “other operating expenses.”

Brooke Corporation	2

The tables below reflect summarized financial information concerning the Company’s reportable segments for the periods ended
June 30, 2004, and September 30, 2004:

Six-month period ended June 30, 2004 (in thousands)	Franchise Services Business	Insurance Brokerage Business	Lending Services Business	Unallocated Amounts	Elimination of Intersegment Activity	Consolidated Totals
Insurance commissions	$28,027	$3,162	$—	$—	$—	$31,189
Policy fee income	—	878	—	—	—	878
Insurance premiums earned	—	268	—	—	—	268
Interest income	13	12	2,411	—	(559)	1,877
Gain on sale of notes receivable	—	—	1,948	—	—	1,948
Seller consulting fees	2,728	—		—	—	2,728
Initial franchise fees for basic services	3,185	—	—	—	—	3,185
Initial franchise fees for buyers assistance plans	3,290	—		—	—	3,290
Gain on sale of businesses	402	—	—	—	—	402
Gain on extinguishment of debt	24	—	—	—	—	24
Other income	2	91	15	—	—	108
Total Operating Income	37,671	4,411	4,374	—	(559)	45,897
Interest expense	545	320	479	472	(559)	1,257
Commissions expense	21,263	1,424	—	—	—	22,687
Payroll expense	4,368	1,720	742	2,097	—	8,927
Depreciation and amortization	191	152	446	303	—	1,092
Insurance loss and loss expense incurred		30				30
Other operating expenses	6,566	848	278	1,576	(3,030)	6,238
Income Before Income Taxes	4,738	(83)	2,429	(4,448)	3,030	5,666
Segment assets	48,153	15,258	56,750	24,869	(61,961)	83,069
Expenditures for segment assets	12,108	10	4,882	375		17,375

Nine-month period ended September 30, 2004 (in thousands)	Franchise Services Business	Insurance Brokerage Business	Lending Services Business	Unallocated Amounts	Elimination of Intersegment Activity	Consolidated Totals
Insurance commissions	$41,922	$4,795	$—	$—	$—	$46,717
Policy fee income	—	1,523	—	—	—	1,523
Insurance premiums earned	—	270	—	—	—	270
Interest income	22	28	3,884	—	(775)	3,159
Gain on sale of notes receivable	—	—	1,823	—	—	1,823
Seller consulting fees	3,911	—		—	—	3,911
Initial franchise fees for basic services	6,155	—	—	—	—	6,155
Initial franchise fees for buyers assistance plans	5,138	—		—	—	5,138
Gain on sale of businesses	3,157	—	—	—	—	3,157
Gain on extinguishment of debt	57	—	—	—	—	57
Other income	3	126	28	—	—	157
Total Operating Income	60,365	6,742	5,735	—	(775)	72,067
Interest expense	981	402	802	709	(775)	2,119
Commissions expense	32,342	2,218	—	—	—	34,560
Payroll expense	7,475	2,540	1,114	3,217	—	14,346
Depreciation and amortization	386	227	675	454	—	1,742
Insurance loss & loss expense incurred		13				13
Other operating expenses	11,557	1,353	560	2,555	(4,545)	11,480
Income Before Income Taxes	7,624	(11)	2,584	(6,935)	4,545	7,807
Segment assets	49,040	15,206	79,003	26,214	(64,581)	104,882
Expenditures for segment assets	19,998	10	4,882	714		25,604

Brooke Corporation	3

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKE CORPORATION
(Registrant)

/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer

Date: July 18, 2005

Brooke Corporation	4